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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

      We consent to the incorporation by reference in this Registration Statement of Lightbridge, Inc. on Form S-8 of our report dated February 10, 1998 appearing in the Annual Report on Form 10-K of Lightbridge, Inc.
for the year ended December 31, 1997.

                                        DELOITTE & TOUCHE LLP

                                        /s/ Deloitte & Touche LLP

Boston, Massachusetts
November 24, 1998